                ARCHER, CATHRO & ASSOCIATES (1981) LIMITED
                      1016 - 510 West Hastings Street
                         Vancouver, B.C.   V6B 1L8
Telephone: 604 - 688-2568                                  Fax: 604-688-2578
----------------------------------------------------------------------------

June 13, 2003

Daniel Steunenberg
Daneli Ventures Inc.
1898 Peardonville Road
Abbotsford, B.C.  V4X 2M4

Dear Daniel:

Re:	Seymour Property Work
---   ---------------------

Archer, Cathro & Associates (1981) Limited is pleased to offer our exploration services to Daneli Ventures Inc. on a contract basis. The following is a proposed budget for the 2003 work program which will consist of hand trenching and prospecting during August from a tent camp on the property. I have assumed that you will accompany the crew to the property but have not made allowance for airfare, accommodation in Whitehorse or a salary for you.

Labour      geologist and two field assistants for five days at 930/day	$ 4,650
-------

Room and Board   20 mandays at $90/day                                    1,800
--------------

Transportation, Communication and Expediting                                650
--------------------------------------------

Assays           30 rocks at $25/sample                                     750
------

Management                                                                  150
----------

Report Preparation                                                        2,000
------------------

                                                                        $10,000
                                                                        =======
As you can see the budget is very tight, especially for report preparation. We are only able to accomplish the program because we will already have the personnel and field gear in Yukon and thus can avoid additional transportation and travel time costs.

Yours truly,

ARCHER, CATHRO & ASSOCIATES (1981) LIMITED

/s/ W. Douglas Eaton

W. Douglas Eaton

                           DANELI VENTURES INC.
                          1898 Peardonville Road
                             Abbotsford, B.C.
                                V4X 2M4
                           Tel. (604) 309-4971
                           Fax. (604) 556-7765



June 30, 2002


Archer, Cathro & Associates (1981) Limited
1016 ? 510 West Hastings St.
Vancouver, BC
V6B 1L8

Attn: W. Douglas Eaton

Dear Doug,

Re:   Seymour Property Work

Thank you for your letter dated June 13, 2003. We accept and agree with the work program you have outlined and ask that you to carry out the work as stated.

Yours truly,
Daneli Ventures Inc.


/s/ Daniel Steunenberg

Daniel Steunenberg